UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):

                               October 15, 1999



                       Nissan Auto Receivables Corporation
             on behalf of Nissan Auto Receivables 1999-A Owner Trust (Exact name of registrant as specified in its charter)


      Delaware                      333-82763                   33-0479655
      --------                      ---------                   ----------
  (State or other                  (Commission               (I.R.S. Employer
  Jurisdiction of                  Registration               Identification
  incorporation)                     Number)                      Number)



                              990 WEST 190TH STREET
                           TORRANCE, CALIFORNIA 90502
                           --------------------------
                     (Address of principal executive office)

       Registrant's telephone number, including area code: (310) 719-8013




                           Exhibit Index is on Page 4

Item 5.  Other Events.

     On October 15, 1999, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and Servicing Agreement, dated as of August 1, 1999 (the "Agreement"), among Nissan Auto Receivables 1999-A Owner Trust, as Issuer, Nissan Auto Receivables Corporation, as Seller, and Nissan Motor Acceptance Corporation, as Servicer, were distributed to the holders of notes ("Noteholders") issued by Nissan Auto Receivables 1999-A Owner Trust. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Indenture Trustee (as defined in the Agreement) for the benefit of the Noteholders. A copy of the Servicer's Certificate is being filed as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7(c).        Exhibits.

                  The exhibit number corresponds with Item 601(a) of Regulation S-K.

                  Exhibit No.             Description

                      99.1                Servicer's Certificate for the
                                          month of September 1999

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.


                                   NISSAN AUTO RECEIVABLES CORPORATION



                                   By:    /s/
                                          ------------------------
                                 Name:    Tomoaki Shimazu
                                Title:    Treasurer
October 19, 1999

                                  EXHIBIT INDEX



                                                          Sequentially
  Exhibit No.        Description                          Numbered Page
  -----------        -----------                          -------------
     99.1            Servicer's Certificate                      5
                     for the month of
                     September 1999

                                  Exhibit 99.1
                   Nissan Auto Receivables 1999-A Owner Trust
                             Servicer's Certificate

Collection Period # Beginning Date                                   Sep-01-1999
Collection Period # End Date                                         Sep-30-1999
Distribution Date                                                    Oct-15-1999

I.   Available Amount in the Collection Account
     A.  Collections
         1.  Payments from Obligors Applied to Collection Period
                  a.  Principal Payments ....................    26,621,414.48
                  b.  Interest Payments .....................     4,320,785.85
                  c.  Total (a+b) ...........................    30,942,200.33
         2.  Repurchase Amount From Repurchased Receivable
                  a.  Principal Payments ....................       315,993.75
                  b.  Interest Payments .....................         2,460.93
                  c.  Total (a+b) ...........................       318,454.68
         3.  Recovery of Defaulted Receivable
                  a. Recovery Amount ........................             0.00
                  b. Principal Portion of Recovery Allocable
                     to Principal ...........................             0.00
                  c. Interest Portion of Recovery Allocable
                     to Interest ............................             0.00
                  d. Principal Balance of Defaulted
                     Receivable .............................             0.00
                  e. Net Principal loss .....................             0.00
         4.  Advance by Servicer ............................             0.00
         5.  Investment Earnings on Collection/Payment
             Account (as of month end) ......................             0.00
         6.  Release from the Yield Supplement Account ......     1,452,008.71
         7.  Total (sum 1 through 6) ........................    32,712,663.72
     B.  Total Collections (Total Available Amount) .........    32,712,663.72
         1.  Available Interest Collections .................     5,775,255.49
         2.  Available Principal Collections ................    26,937,408.23

II. Receivable Pool Balance
     A. Original Principal Pool Balance .....................   732,143,742.24
     B. Principal Pool Balance as of the
         Beginning of the Collection Period .................   703,096,594.30
     C. Principal Pool Balance as of the End
         of the Collection Period ...........................   676,159,186.07

III. Note Principal Balances For the Collection Period
     A.  Class A-1 Notes
         1.  Beginning Class A-1 Balance ....................   166,802,852.06
         2.  Ending Class A-1 Balance .......................   139,865,443.83
         Class A-2 Notes
         1.  Beginning Class A-2 Balance ....................   260,000,000.00
         2.  Ending Class A-2 Balance .......................   260,000,000.00
         Class A-3 Notes
         1.  Beginning Class A-3 Balance ....................   206,740,000.00
         2.  Ending Class A-3 Balance .......................   206,740,000.00
         Certificates
         1.  Beginning Certificate Balance ..................    69,553,742.24
         2.  Ending Certificate Balance .....................    69,553,742.24

IV. Reserve Account Balance For the Collection Period
     A. Initial and Required Reserve Account Amount .........     5,491,078.07
     B. Beginning Reserve Account Balance ...................     5,491,078.07
     C. Ending Reserve Account Balance ......................     5,491,078.07

V.  Reconciliation of Yield Supplement Account
     (A) Beginning Yield Supplement Account Balance .........    19,198,358.85
     (B) Release to Collection Account ......................     1,452,008.71
     (C) Accrued Interest on Yield Supplement Account .......        72,713.17
     (D) Ending Yield Supplement Account Balance ............    17,819,063.31

                                  Page 5 of 11

                                  Exhibit 99.1
                   Nissan Auto Receivables 1999-A Owner Trust
                             Servicer's Certificate

VI. Summary of Cash Disbursements
     A. Available Collections ...............................    32,712,663.72
     B. Withdrawals from Reserve Account ....................             0.00
     C. Total Available Collections .........................    32,712,663.72
     D. Reimbursement of Advance ............................         7,104.82
     E. Payment of Base Servicing Fee .......................       585,913.83
     F. Interest paid to Class A-1 ..........................       781,054.35
     G. Interest paid to Class A-2 ..........................     1,326,000.00
     H. Interest paid to Class A-3 ..........................     1,114,673.17
     I. Principal paid to Class A-1 .........................    26,937,408.23
     J. Principal paid to Class A-2 .........................             0.00
     K. Principal paid to Class A-3 .........................             0.00
     L. Principal paid to Certificates ......................             0.00
     M. Remaining Available Collections .....................     1,960,509.32
     N. Deposit from Remaining Available
         Collections to fund Reserve Account ................             0.00
     O. Remaining Available Collections Released to Seller ..     1,960,509.32

VII.  Scheduled Monthly Interest Distribution

     A. Available Collections ...............................    32,712,663.72

     B. Reimbursement of Advance
        1. Prior Advance Outstanding ........................         7,104.82
        2. Current Period (Advances)/Advances Reimbursed ....        -7,104.82
        3. Advances Reimbursed Due This Collection Period ...         7,104.82
        4. Payment of Advances Reimbursed from Collections ..         7,104.82
        5. Payment of Advances Reimbursed from
           Reserve Account ..................................             0.00
        6. Total Advance Outstanding for the Period .........             0.00

     C. Total Reimbursement of Advance paid .................         7,104.82

     D. Remaining Available Collections .....................    32,705,558.90

     E. Base Servicing Fee
         1. Current Servicing Fee Accrued ...................       585,913.83
         2. Unpaid Servicing Fees From Prior
            Collection Periods ..............................             0.00
         3. Total Servicing Fee Due .........................       585,913.83
         4. Payment of Servicing Fee from Collections .......       585,913.83
         5. Payment of Servicing Fee from Reserve Account ...             0.00
         6. This period unpaid Servicing Fee ................             0.00

     F. Total Servicing Fee paid ............................       585,913.83

     G. Remaining Available Collections .....................    32,119,645.07


                                  Page 6 of 11

                                  Exhibit 99.1
                   Nissan Auto Receivables 1999-A Owner Trust
                             Servicer's Certificate


     H. Aggregate Class A Interest Distribution Amount
         1. Class A Monthly Interest ........................     3,221,727.52
         2. Class A Interest Carryover Shortfall ............             0.00
         3. Class A Interest on Interest Carryover Shortfall.             0.00
         4. Class A Interest Distributable Amount ...........     3,221,727.52
         5. Payment of Class A Interest Distributable
              Amount from Collections .......................     3,221,727.52
         6. Payment of Class A Interest Distributable
              Amount from Reserve Account ...................             0.00
         7. This period Class A Interest Carryover Shortfall              0.00
     Total Interest paid to Class A Notes ...................     3,221,727.52

     Class A-1 Interest Distribution Amount
         1. Class A-1 Coupon Rate ...........................             5.619%
         2. Class A-1 Monthly Interest ......................       781,054.35
         3. Class A-1 Interest Carryover Shortfall ..........             0.00
         4. Class A-1 Interest on Interest Carryover Shortfall            0.00
         5. Class A-1 Interest Distributable Amount .........       781,054.35
         6. Payment of Class A-1 Interest Distributable
              Amount from Collections .......................       781,054.35
         7. Payment of Class A-1 Interest Distributable
              Amount from Reserve Account ...................             0.00
         8. This period Class A-1 Interest Carryover Shortfall            0.00
     Total Interest paid to Class A-1 Notes .................       781,054.35

     Class A-2 Interest Distribution Amount
         1. Class A-2 Coupon Rate ...........................             6.120%
         2. Class A-2 Monthly Interest ......................     1,326,000.00
         3. Class A-2 Interest Carryover Shortfall ..........             0.00
         4. Class A-2 Interest on Interest Carryover Shortfall            0.00
         5. Class A-2 Interest Distributable Amount .........     1,326,000.00
         6. Payment of Class A-2 Interest Distributable
              Amount from Collections .......................     1,326,000.00
         7. Payment of Class A-2 Interest Distributable
              Amount from Reserve Account ...................             0.00
         8. This period Class A-2 Interest Carryover Shortfall            0.00
     Total Interest paid to Class A-2 Notes .................     1,326,000.00

     Class A-3 Interest Distribution Amount
         1. Class A-3 Coupon Rate ...........................             6.470%
         2. Class A-3 Monthly Interest ......................     1,114,673.17
         3. Class A-3 Interest Carryover Shortfall ..........             0.00
         4. Class A-3 Interest on Interest Carryover Shortfall            0.00
         5. Class A-3 Interest Distributable Amount .........     1,114,673.17
         6. Payment of Class A-3 Interest Distributable
              Amount from Collections .......................     1,114,673.17
         7. Payment of Class A-3 Interest Distributable
              Amount from Reserve Account ...................             0.00
         8. This period Class A-3 Interest Carryover Shortfall            0.00
     Total Interest paid to Class A-3 Notes .................     1,114,673.17

     I. Total Interest paid to Class A Notes ................     3,221,727.52

     J. Total Remaining Available Collections ...............    28,897,917.55



                                  Page 7 of 11

                                  Exhibit 99.1
                   Nissan Auto Receivables 1999-A Owner Trust
                             Servicer's Certificate


VIII.  Scheduled Monthly Principal Distributions
     A. Total Remaining Available Collections ...............    28,897,917.55
     B. Principal Distribution Amount .......................    26,937,408.23
     C. Aggregate Class A Principal Distribution Amount
         1. Beginning Class A Principal Balance .............   633,542,852.06
         2. Class A Monthly Principal .......................    26,937,408.23
         3. Class A Principal Carryover Shortfall ...........             0.00
         4. Total Class A Principal Distribution Amount .....    26,937,408.23
         5. Payment of Class A Principal Distribution
              Amount from Available Collections .............    26,937,408.23
         6. Payment of Class A Principal Distribution
              Amount from Reserve Account ...................             0.00
         7. Class A Principal Carryover Shortfall
              for the Period ................................             0.00
         8. Ending Class A Principal Balance ................   606,605,443.83
     Total Principal paid to Class A Notes ..................    26,937,408.23

     Class A-1 Principal Distribution Amount
         1. Beginning Class A-1 Principal Balance ............. 166,802,852.06
         2. Class A-1 Monthly Principal .......................  26,937,408.23
         3. Class A-1 Principal Carryover Shortfall ...........           0.00
         4. Total Class A-1 Principal Distribution Amount .....  26,937,408.23
         5. Payment of Class A-1 Principal Distribution
              Amount from Available Collections ...............  26,937,408.23
         6. Payment of Class A-1 Principal Distribution
              Amount from Reserve Account .....................           0.00
         7. Class A-1 Principal Carryover Shortfall
              for the Period ..................................           0.00
         8. Ending Class A-1 Principal Balance ................ 139,865,443.83
     Total Principal paid to Class A-1 Notes ..................  26,937,408.23

     Class A-2 Principal Distribution Amount
         1. Beginning Class A-2 Principal Balance ............. 260,000,000.00
         2. Class A-2 Monthly Principal .......................           0.00
         3. Class A-2 Principal Carryover Shortfall ...........           0.00
         4. Total Class A-2 Principal Distribution Amount .....           0.00
         5. Payment of Class A-2 Principal Distribution
              Amount from Available Collections ...............           0.00
         6. Payment of Class A-2 Principal Distribution
              Amount from Reserve Account .....................           0.00
         7. Class A-2 Principal Carryover Shortfall
              for the Period ..................................           0.00
         8. Ending Class A-2 Principal Balance ................ 260,000,000.00
     Total Principal paid to Class A-2 Notes ..................           0.00

     Class A-3 Principal Distribution Amount
         1. Beginning Class A-3 Principal Balance ............. 206,740,000.00
         2. Class A-3 Monthly Principal .......................           0.00
         3. Class A-3 Principal Carryover Shortfall ...........           0.00
         4. Total Class A-3 Principal Distribution Amount .....           0.00
         5. Payment of Class A-3 Principal Distribution
              Amount from Available Collections ...............           0.00
         6. Payment of Class A-3 Principal Distribution
              Amount from Reserve Account .....................           0.00
         7. Class A-3 Principal Carryover Shortfall
              for the Period ..................................           0.00
         8. Ending Class A-3 Principal Balance ................ 206,740,000.00
     Total Principal paid to Class A-3 Notes ..................           0.00



                                  Page 8 of 11

                                  Exhibit 99.1
                   Nissan Auto Receivables 1999-A Owner Trust
                             Servicer's Certificate


     D. Total Principal paid to Class A Notes .................  26,937,408.23

     E. Certificate Principal Distribution Amount
         1. Beginning Certificate Principal Balance ...........  69,553,742.24
         2. Certificate Monthly Principal .....................           0.00
         3. Certificate Carryover Principal Shortfall .........           0.00
         4. Total Certificate Principal Distribution Amount ...           0.00
         5. Payment of Certificate Principal Distribution
              Amount from Available Collections ...............           0.00
         6. Payment of Certificate Principal Distribution
              Amount from Reserve Account .....................           0.00
         7.  Certificate Principal Carryover Shortfall
              for the Period ..................................           0.00
         8.  Ending Certificate Principal Balance .............  69,553,742.24
     Total Principal paid to Certificates .....................           0.00

     F. Total Principal paid to Class A Notes
        and Certificates .....................................   26,937,408.23

     G. Remaining Available Collections .......................   1,960,509.32

IX.  Required Reserve Account Amount for Next Distribution Date

     A.  Reserve Account Required Amount
         1.  Floor Amount (Initial Deposit Amount) ............   5,491,078.07

     B. Reserve Account Triggers
         1. Average Three Period Delinquency Percentage .......           0.02%
         2. Delinquency Percentage Trigger ....................           2.00%
         3. Average Three Period Charge Off Rate ..............           0.16%
         4. Charge Off Rate Trigger ...........................           3.50%
         5. Required Reserve Account Percentage Specified .....          10.00%
         6. Reserve Account Trigger Amount (if 1. > 2. or
              3. > 4. then 10% of Beginning Pool Balance,
              else 0) .........................................           0.00

     C. Required Reserve Account Amount for Next Period
        (Max: A or B) .........................................   5,491,078.07

     D. Remaining Available Collections .......................   1,960,509.32

     E. Reserve Account Activity
         1. Beginning Reserve Account Balance .................   5,491,078.07
         2. Withdrawal from Reserve Account to
              pay Servicer Advance ............................           0.00
         3. Withdrawal from Reserve Account to
              pay Servicing Fee ...............................           0.00
         4. Withdrawal from Reserve Account to
              pay Class A Interest ............................           0.00
         5. Withdrawal from Reserve Account to
              pay Class A Principal ...........................           0.00
         6. Withdrawal from Reserve Account to
              pay Certificate Principal .......................           0.00
         7. Deposit from Remaining Available
              Collections to fund Reserve Account .............           0.00
         8. Withdrawal of funds in Reserve Account
              in Excess of Required Reserve Account Balance ...           0.00
         9. Ending Reserve Account Balance ....................   5,491,078.07



                                  Page 9 of 11

                                  Exhibit 99.1
                   Nissan Auto Receivables 1999-A Owner Trust
                             Servicer's Certificate


X. Delinquency and Default Information

     A. Automobiles Delinquency Information
         Delinquency
                  31-60 days ................................     2,803,540.03
                  61-90 days ................................       351,163.36
                  91-120 days ...............................             0.00
         Total ..............................................     3,154,703.39

         Delinquency
                  31-60 days ................................           261
                  61-90 days ................................            26
                  91-120 days ...............................             0
         Total ..............................................           287

     B. Delinquency Percentage
         1.  Outstanding Units for Delinquency
               >=60 days ....................................            26
         2.  Portfolio Principal Ending Units for
               Collection Period ............................        65,597
         3.  Delinquency Percentage (1/2) ...................             0.04%

XI.  Portfolio Average Delinquency Ratio
     A. Delinquency Ratio for 2 Collection Periods Prior ....             0.00%
     B. Delinquency Ratio for Prior Collection Period .......             0.00%
     C. Delinquency Ratio for Current Collection Period .....             0.04%
     D. Average Delinquency Ratio ((sum A through C)/3) .....             0.02%

XII. Portfolio Average Net Loss Ratio
         1.  Principal Recoveries of Defaulted Receivable ...             0.00
         2.  Principal on Defaulted Receivable ..............       188 245.87
         3.  Average Pool Balance for Collection Period .....   689,627,890.19
         4.  Net Loss Ratio ((2- 1)/3) ......................             0.33%
     A. Net Loss Ratio for 2 Collection Periods Prior .......             0.00
     B. Net Loss Ratio for Prior Collection Period ..........             0.00
     C. Net Loss Ratio for Current Collection Period ........             0.33%
     D. Average Net Loss Ratio ((sum A through C)/3) ........             0.16%

                                  Exhibit 99.1
                   Nissan Auto Receivables 1999-A Owner Trust
                             Servicer's Certificate



     On October 15, 1999, interest earned and principal paid of the underlying assets for the month of September 1999 were paid to you by the paying agent on behalf of Norwest Bank, in its capacity as Trustee for the above referenced issue. The following information is being provided pursuant to Section 5.06 of the Sale and Servicing Agreement, dated as of August 1, 1999. This payment per $1,000 of original issuance of your holdings is allocated as follows:

1) Class A-1 Principal ......................................   26,937,408.23
   Principal Factor .........................................       0.1614925
   Class A-2 Principal ......................................            0.00
   Principal Factor .........................................       0.0000000
   Class A-3 Principal ......................................            0.00
   Principal Factor .........................................       0.0000000

2) Class A-1 Interest .......................................      781,054.35
   Interest Factor ..........................................            0.00
   Total per each individual Class A-1 Note .................       27,718.46
   Class A-2 Interest .......................................    1,326,000.00
   Interest Factor ..........................................       0.0051000
   Total per each individual Class A-2 Note .................        1,326.00
   Class A-3 Interest .......................................    1,114,673.17
   Interest Factor ..........................................       0.0053917
   Total per each individual Class A-3 Note .................        1,114.67

3) Certificate Principal ....................................            0.00
   Principal Factor .........................................       0.0000000

4) Fees and Compensation paid to Servicer
   (a) Total ................................................      585,913.83
   (b) Per individual Class A and Class B Certificate .......          585.91

5) The amount deposited into the Reserve Account ............            0.00

6) Aggregate Unreimbursed Advances
        This Month ..........................................            0.00
        Previous Month ......................................            0.00
        Change From Previous Month ..........................            0.00

7) (a) Pool Balance after this payment ......................  676,159,186.07
   (b) Pool Factor after this payment .......................            0.83

8) (a) Available Reserve Account Amount .....................    5,491,078.07
   (b) Percent of Pool Balance ..............................            0.781%

9) Required Reserve Account Amount ..........................    5,491,078.07



                                  Page 11 of 11